DELAWARE POOLED TRUST

Supplement to the Trust's Prospectus and
Statement of Additional Information dated February 27, 2004

The following information supplements the section of the Prospectus titled "Fund Officers and Portfolio Managers" under "Management of the Fund":

Ryan K. Brist

Senior Vice President, Senior Portfolio Manager: The Core Plus Fixed Income Portfolio

Mr. Brist earned his bachelor's degree from Indiana University. Prior to joining Delaware Investments in August 2000, Mr. Brist served as a Senior Trader and Corporate Specialist for Conseco Capital Management's fixed-income group. Mr. Brist previously worked in oil/gas investment banking as an Analyst for Dean Witter Reynolds in New York. Mr. Brist is a Chartered Financial Analyst. Mr. Brist has managed The Core Plus Fixed Income Portfolio since its inception.

The following information replaces Matthew Todorow's biography in the section of the Prospectus titled "Fund Officers and Portfolio Managers" under "Management of the Fund":

Matthew Todorow

Vice President, Portfolio Manager: The All-Cap Growth Equity Portfolio, The Large-Cap Growth Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio and The Small-Cap Growth II Equity Portfolio

Mr. Todorow recently served as Executive Director for Morgan Stanley Investment Management and was a Portfolio Manager for the Small/Mid-Cap group. His primary portfolio management responsibilities were in health care, a sector he has covered since 1997. Mr. Todorow holds a BBA from Temple University and an MBA from the University of Georgia's Terry College of Business. Mr. Todorow has been participating in the management of The All-Cap Growth Equity, The Large-Cap Growth Equity, The Mid-Cap Growth Equity, The Small-Cap Growth Equity and The Small-Cap Growth II Equity Portfolios since January 2004.

In addition, Mr. Brist is added to the list of investment professionals affiliated with the Portfolios under the section titled "Officers and Trustees" in the Trust's Statement of Additional Information.

This Supplement is dated April 8, 2004.